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                                 ONE FUND, INC.

                   SUPPLEMENT DATED NOVEMBER 18, 1998 TO THE
                       PROSPECTUS DATED NOVEMBER 1, 1998

The Board of Directors has notified Societe Generale Asset Management Corp. ("SGAM") that the sub-advisory agreement (for the management of the International and Global Contrarian Portfolios) will be terminated after the close of business on December 31, 1998. The Board has approved a temporary sub-advisory agreement with Federated Investment Counseling ("FIC") to manage the assets of the International and Global Contrarian Portfolios on and after January 1, 1999.

The terms of the temporary agreement with FIC are identical to those of the agreement with SGAM except that the sub-advisory fees have been reduced to 0.40% of the first $200 million of assets of each portfolio and 0.35% of all assets of each portfolio in excess of $200 million. The temporary agreement with FIC will continue in effect as to each portfolio on and after May 1, 1999 only if it is approved by a majority vote of the shareholders of that portfolio. To the extent that FIC might see fit to substantially reposition the portfolios' investments, the portfolios could experience higher than normal turnover during the early stages of FIC's management. This could increase the capital gains to the portfolios and thereby affect shareholders' taxes.

On and after January 1, 1999, all references to SGAM in the prospectus are changed to FIC. On and after January 1, 1999, the Adviser has agreed to waive its fees in excess of 0.85% of the average daily net assets of the International and Global Contrarian Portfolios.

The lead portfolio manager of the International Portfolio on and after January 1, 1999 will be Drew Collins, senior vice president. Mr. Collins has directed portfolio management and investment research of global equity and fixed income funds for FIC since 1995. For one year prior to that he was vice president and international portfolio manager of Arnhold and S. Bleichroeder, Inc., and for eight years before that he was a portfolio manager for College Retirement Equities Fund. Mr. Collins is a chartered financial analyst with a bachelor's degree from Oberlin College and a master of business administration degree in finance from the Wharton School of the University of Pennsylvania.

The lead portfolio manager of the Global Contrarian Portfolio on and after January 1, 1999 will be Tracy Stouffer, a vice president of FIC since 1995. For seven years before that she was vice president and portfolio manager of international equity funds at Clariden Asset Management. Ms. Stouffer is a chartered financial analyst with a bachelor's degree from Cornell University and a master of business administration degree in marketing from the University of Western Ontario.

Michael Hahn has replaced Ellen McGee as co-manager of the Core Growth Portfolio primarily responsible for the portfolio's small and micro cap investments. He has been a portfolio manager for PBA since 1996. For two years prior to that he was an assistant portfolio manager for First National Bank of Maryland and spent a year as a financial accountant for International Business Machines. Mr. Hahn is a chartered financial analyst with a bachelor's degree in finance from Pennsylvania State University and a master of business administration degree from the University of Maryland.